EXHIBIT 31

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Carl Horowitz, certify that:

1.  I have reviewed this report on Form 10-KSB, as amended, of Polymer Research Corp. of America;

2.  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Date:  October 10, 2003

By: /s/Carl Horowitz

Carl Horowitz

Chief Executive Officer and Chief Financial Officer